UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

Aspira Women’s Health Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12117 Bee Caves Road, Building III, Suite 100, Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWH	The Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 23, 2022, Aspira Women’s Health Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”).  As of the close of business on the record date for the Annual Meeting, there were 112,209,064 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding and entitled to vote. There were 86,593,211 shares present in person or by proxy at the Annual Meeting, constituting a quorum. The final voting results were as follows:

Proposal 1:  Election of Directors

Stockholders elected each of the Company’s seven nominees for director for a one-year term expiring at the Company’s 2023 annual meeting of stockholders and until their successors are elected and qualified, as set forth below:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Robert Auerbach, M.D.	61,776,285	113,239	2,520,058	22,183,629
Celeste R. Fralick, Ph.D.	61,785,705	103,903	2,519,974	22,183,629
Veronica G.H. Jordan, Ph.D.	60,062,953	1,998,276	2,348,353	22,183,629
James T. LaFrance	56,752,970	4,959,507	2,697,105	22,183,629
Valerie B. Palmieri	60,944,593	772,586	2,692,403	22,183,629
Nicole Sandford	61,756,879	301,500	2,351,203	22,183,629
Ruby Sharma	61,439,394	104,214	2,865,974	22,183,629

Proposal 2:  Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
56,797,736	4,773,973	2,837,873	22,183,629

Proposal 3: Proposal 3 was removed from stockholder consideration by the Board of Directors.

Proposal 4:  Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, as set forth below:

6,476,513	24,155	9

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
86,476,513	24,155	92,543	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRA WOMEN’S HEALTH INC.

Date: June 27, 2022	By:	/s/ Robert Beechey
Robert Beechey
Chief Financial Officer